UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2026

BUBBLR, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56747	86-2355916
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 N. Gould Street, Suite R, Sheridan, Wyoming 82801

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 442-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 10, 2026, David A. Chetwood delivered to the Receiver written notice of his resignation as Chief Financial Officer (principal financial officer and principal accounting officer), Secretary, and director of Bubblr, Inc. (the “Company”), and from all other officer, employee, and fiduciary positions held by him with the Company and its subsidiaries, effective as of the close of business on September 10, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUBBLR, INC.

Date: September 11, 2026

By:	/s/ Robert L. Stevens
Name:	Robert L. Stevens
Title:	Receiver for Bubblr, Inc., appointed by the United States District Court for the District of Wyoming in Case No. 2:26-cv-00020-ABJ, exercising the powers of the board of directors